Exhibit 99.1

Ginkgo Bioworks Provides Preliminary Unaudited 2022 Revenue Highlights and Business Review

Expects to meet 2022 guidance ranges for Total revenue and new Cell Programs

Year end cash balance of approximately $1.3 billion provides ample liquidity and puts Ginkgo in a position of strength to continue to build its leadership position despite a challenging macroenvironment

Strong growth among biopharma customers as Ginkgo has scaled its mammalian cell engineering capabilities, including recently opening Bioworks7, which is fully dedicated to mammalian cell engineering workflows

Management to highlight updates today at the 41st Annual J.P. Morgan Healthcare Conference at 11:15 a.m. PT (2:15 p.m. ET)

BOSTON, MA – January 11, 2023 – Ginkgo Bioworks (NYSE: DNA), which is building the leading platform for cell programming and biosecurity, announced today preliminary performance updates for the year ended December 31, 2022. Among the results, Ginkgo highlighted that it expects to meet its previously disclosed guidance ranges for Total revenue and the commencement of new Cell Programs in 2022 based on its preliminary unaudited estimates. A business review including a discussion of Ginkgo's biopharma capabilities and end-to-end services offerings will be featured in a presentation today at the 41st Annual J.P. Morgan Healthcare Conference.

“I’m very pleased with the robust program growth we achieved in 2022 – nearly doubling the number of programs we added in 2021,” said Jason Kelly, Ginkgo's co-founder and Chief Executive Officer. "We also expect to meet our Total revenue guidance for the year, and I’m particularly happy that we’re expecting our full year revenue to land at over 35% above the high end of our initial guidance shared in March 2022. Lastly, we ended the year with about $1.3 billion in cash, providing a margin of safety to the business as we continue to scale. The meaningful improvement in our platform’s capabilities through investments, acquisitions, and scaling has enabled this growth, with notable traction in the biopharma vertical. We are excited by the recent launch of Ginkgo Enzyme Services, which covers the full end-to-end process for enzyme R&D and has particular applications in biopharma manufacturing and discovery. We recently opened Bioworks7, which expands our mammalian cell engineering capacity to serve our rapidly growing biopharma customer base. I’m proud of our team’s accomplishments in 2022 and am excited to drive strong growth and further improvements to our capabilities and service offerings in 2023."

Preliminary 2022 Key Performance Highlights

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Ginkgo reiterated its expectations of 55-60 new Cell Programs added to the Foundry platform in 2022
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Ginkgo continues to expect Total revenue of $460 – 480 million in 2022
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Preliminary unaudited Foundry revenue is expected to be below the previously disclosed guidance of $150 – $170 million in 2022 due to a subset of targeted milestones remaining unearned in the fourth quarter, though Ginkgo remains confident in its ability to achieve these milestones
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Preliminary unaudited Biosecurity revenue is expected to exceed the previously disclosed guidance of $310 million in 2022
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Ginkgo launched Ginkgo Enzyme Services, which aims to solve challenges for R&D teams developing enzymes, from discovery of novel enzyme activity through optimization of enzyme function and large scale manufacturing
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Ginkgo opened Bioworks7, which adds 6,600 square feet of Biosafety Level 2 (BSL-2) lab space at Ginkgo’s headquarters in Boston’s Seaport District, expanding its mammalian foundry platform to provide significant runway to support new program additions in the pharma & biotech vertical
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Ginkgo ended 2022 with approximately $1.3 billion of cash and cash equivalents, putting Ginkgo in a strong financial position to pursue its strategic objectives while driving towards profitability

Ginkgo plans to report audited fourth quarter and full year 2022 financial results in March 2023, at which time it intends to provide its outlook for full year 2023 and additional disclosure on Ginkgo’s future downstream value share opportunity.

J.P. Morgan Healthcare Conference on Wednesday, January 11, 2023

As previously announced, co-founder and CEO Jason Kelly is scheduled to participate in a presentation at the 41st Annual J.P. Morgan Healthcare Conference on Wednesday, January 11, 2023 at 11:15 a.m. PT (2:15 p.m. ET).

Further details, a webcast link, and a replay of the presentation will be posted on the company's investor relations website at https://investors.ginkgobioworks.com/events.

About Ginkgo Bioworks

Ginkgo Bioworks is the leading horizontal platform for cell programming, providing flexible, end-to-end services that solve challenges for organizations across diverse markets, from food and agriculture to pharmaceuticals to industrial and specialty chemicals. Ginkgo’s biosecurity and public health unit, Concentric by Ginkgo, is building global infrastructure for biosecurity to empower governments, communities, and public health leaders to prevent, detect and respond to a wide variety of biological threats. For more information, visit ginkgobioworks.com and concentricbyginkgo.com, read our blog, or follow us on social media channels such as Twitter (@Ginkgoand @ConcentricByGBW), Instagram (@GinkgoBioworks and @ConcentricByGinkgo), or LinkedIn.

Forward-Looking Statements of Ginkgo Bioworks

This press release, the presentation and the webcast contain certain forward-looking statements within the meaning of the federal securities laws, including statements regarding our plans, strategies, current expectations, operations and anticipated results of operations, both business and financial, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements generally are identified by the words "believe," "can," "project," "potential," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, the presentation and webcast, including but not limited to: (i) volatility in the price of Ginkgo's securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Ginkgo operates and plans to operate, variations in performance across competitors, and changes in laws and regulations affecting Ginkgo's business, (ii) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional business opportunities, (iii) the risk of downturns in demand for products using synthetic biology, (iv) the unpredictability of the duration of the COVID-19 pandemic and the demand for COVID-19 testing and the commercial viability of our COVID-19 testing business, (v) changes to the biosecurity industry, including due to advancements in technology, emerging competition and evolution in industry demands, standards and regulations, (vi) our ability to realize the expected benefits of merger and acquisition transactions, and (vii) our final audited revenue and other financial results may differ materially from the preliminary and unaudited amounts reported herein. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Ginkgo's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the "SEC") on November 14, 2022 and other documents filed by Ginkgo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ginkgo assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Ginkgo does not give any assurance that it will achieve its expectations.

Ginkgo Bioworks Contacts:

INVESTOR CONTACT:

investors@ginkgobioworks.com

MEDIA CONTACT:

press@ginkgobioworks.com